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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: APRIL 09, 1999


                                    WESTCORP
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                    33-13646                  51-0308535
(State or other jurisdiction       Commission File             IRS Employer
    of incorporation)                  Number              Identification Number


     23 PASTEUR, IRVINE, CALIFORNIA                             92618-3816
(Address of principal executive offices)                        (Zip Code)


                                 (949) 727-1000
              (Registrant's telephone number, including area code)


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ITEM 5: Other Events

        a. List of documents filed as a part of this report

           Exhibit 99.1. Westcorp News Release of March 29, 1999


                                                   WESTCORP
                                                   a California Corporation

Dated: April 9, 1999                               /s/ Lee A. Whatcott
                                                   -----------------------------
                                                   Lee A. Whatcott
                                                   Senior Vice President
                                                   (Principal Financial and
                                                   Accounting Officer) and
                                                   Chief Financial Officer